                                                                    EXHIBIT 1(m)

                   SIXTEENTH AMENDMENT DATED JANUARY 31, 2003

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993

          Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of Institutional Shares class of Mid Cap Value Portfolio:

                                   SCHEDULE A

       Series of the Trust                           Available Classes
       -------------------                           -----------------
       Aggressive Growth Portfolio                 Institutional Shares
                                                   Service Shares

       Balanced Portfolio                          Institutional Shares
                                                   Service Shares

       Capital Appreciation Portfolio              Institutional Shares
                                                   Service Shares

       Core Equity Portfolio                       Institutional Shares
                                                   Service Shares

       Flexible Income Portfolio                   Institutional Shares
                                                   Service Shares

       Global Life Sciences Portfolio              Institutional Shares
                                                   Service Shares

       Global Technology Portfolio                 Institutional Shares
                                                   Service Shares
                                                   Service II Shares

       Growth Portfolio                            Institutional Shares
                                                   Service Shares

       Growth and Income Portfolio                 Institutional Shares
                                                   Service Shares

       International Growth Portfolio              Institutional Shares
                                                   Service Shares
                                                   Service II Shares

       International Value Portfolio               Service Shares

       Mid Cap Value Portfolio                     Institutional Shares
                                                   Service Shares

       Money Market Portfolio                      Institutional Shares
                                                   Service Shares

       Small Cap Value Portfolio                   Service Shares

       Strategic Value Portfolio                   Institutional Shares
                                                   Service Shares

       Risk-Managed Large Cap Core Portfolio       Service Shares

       Risk-Managed Large Cap Growth Portfolio     Service Shares

       Worldwide Growth Portfolio                  Institutional Shares
                                                   Service Shares
                                                   Service II Shares


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